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Exhibit 10.7
                                   AGREEMENT
                            TO FOREGO COMPENSATION


An Agreement is made between Thomas B. Clark (the "Executive") and Alltrista Corporation (the "Company").

WHEREAS, the Executive has been and continues to be a valued key executive of the Company;

WHEREAS, the Company desires to make a loan to the Executive; and

WHEREAS, the Executive agrees to forego all of the balance payable to the Executive under the 1993 Deferred Compensation Plan for Selected Key Employees (the "Plan").

NOW, THEREFORE, in consideration for the aforementioned promises, and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows, intending to be legally bound.

1. The Company agrees to enter into a loan agreement (the "Loan Agreement") to provide a loan to the Executive. The terms of the loan shall be documented by a Promissory Note (the "Note") to be executed by the Company and the Executive.

2. In consideration for the Company's promise to enter into the Loan Agreement, the Executive's account balances in the Plan shall be reduced to zero effective May 31, 2001. The Executive's balances in the Plan shall be foregone by the Executive, and the Executive hereby irrevocably waives his right to payment of such amount.

3. The Executive agrees that: the Company has not advised him as to any financial or tax risks associated with this Agreement or the Loan Agreement and Note to be entered into pursuant to this Agreement; that the Executive has relied solely on his personal advisors in deciding to enter into this Agreement and the related transactions; and, that the Executive (and his successors, heirs and assigns) assume responsibility for any tax or financial risks incurred by the Executive (or his successors, heirs and assigns) resulting from the transaction.

IN WITNESS WHEREOF, the parties hereby execute this Agreement, intending to be legally bound,


                                          Alltrista Corporation


/s/ Thomas B. Clark                       By: /s/ Kevin D. Bower
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Thomas B. Clark

May 29, 2001                              May 29, 2001
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Date                                      Date